REVOLVING PROMISSORY NOTE


$ 15,000,000.00                                                 Denver, Colorado
                                                                   April 7, 2000


         FOR  VALUE  RECEIVED,   the  undersigned   ASSET  INVESTORS   OPERATING
PARTNERSHIP, L.P., a Delaware limited partnership ("Borrower"), and COMMUNITY SAVANNA CLUB JOINT VENTURE, and AIOP LOST DUTCHMAN NOTES, LLC (each, a
"Co-Maker") hereby promise to pay to the order of U. S. BANK NATIONAL ASSOCIATION ("Bank") at 918 Seventeenth Street, Fifth Floor, Denver, Colorado 80202, or at such other place as Bank may, from time to time designate in writing, the principal sum of FIFTEEN MILLION AND NO/100THS DOLLARS ($15,000,000.00), or so much of that sum as may be advanced under this Note by the Bank, with principal and interest thereon payable as specified in this Note. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Line of Credit Agreement (defined below).

         1. Principal and Interest. Interest shall accrue on the Loan from and after the date of disbursement ("Disbursement Date") at an annual rate equal to the Reference Rate (the "Interest Rate"). The Interest Rate shall be adjusted on a daily basis as and when such Reference Rate changes, shall be payable as set forth below, and shall be calculated on the actual days outstanding over a 360 day year.

         2. Reference Rate Definition. "Reference Rate" means the rate determined and announced by the Bank from time to time as the Bank's Reference Rate of interest. The Bank may lend to customers at rates that are at, above, or below the Reference Rate.

         3. Payment and Maturity Dates. Principal and interest shall be payable as follows:

            (a) in arrears, on the first (1st) day of the month following the date hereof, and on the first (1st) day of each month thereafter until this Note matures, payments of interest only accruing on the outstanding principal balance; and

            (b) on May 31, 2001 (the "Maturity Date"), subject to the Borrower's right to extend set forth in the Line of Credit Agreement, the entire unpaid principal amount and any interest accrued but remaining unpaid and all other sums due under this Note

All installments of principal and interest of this Note are payable only in lawful money of the United States of America, at such place as the holder hereof may designate in writing from time to time.

         4. Revolving Loan. Up to Fifteen Million and 00/100 Dollars ($15,000,000.00) of the principal amount of this Note may be disbursed, repaid and reborrowed in accordance with the terms of the Line of Credit Agreement,


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provided that the aggregate of such  advances  outstanding  at any time does not exceed $15,000,000.00.

         5. Prepayment. This Note may be prepaid, either in whole or in part at any time without premium or penalty and without the prior consent of the Bank hereof, on the condition that Borrower shall concurrently pay all accrued interest on the amount of principal outstanding at the time of each prepayment and any other charges then due and that Borrower shall provide Bank with five
(5) days' prior written notice of the amount of the prepayment.

         6. Default and Acceleration. Time is of the essence of this Note. Upon the occurrence of an Event of Default as defined in the Line of Credit Agreement, at the option of the holder hereof, the entire debt then remaining unpaid at once shall become due and payable without notice and the liens given to secure the payment of this Note may be foreclosed and Bank may pursue all rights and remedies available under this Note or any instrument securing payment of this Note.

         7. Default Rate of Interest. In the Event of Default, Borrower and Co-Makers promise to pay interest on the principal balance of this Note together with all sums due and owing under the Note or the Loan Documents then outstanding at a rate of interest ("Default Rate") equal to the greater (a) of eighteen percent (18%) per annum, or (b) five percent (5%) per annum in excess of the Interest Rate then applicable, provided that any interest which has accrued at the Default Rate shall be paid at the time of and as a condition precedent to the curing of any default under any statutory right to cure. The fluctuating Default Rate at which interest accrues shall be adjusted simultaneously, at each announced change of the Reference Rate. Failure to exercise such option or charge such increased interest shall not be a waiver of the right to do so at any future time or with respect to any other default.

         8. Late Charges. If Borrower and Co-Makers shall fail to make any payment of interest or principal, including the final combined principal and interest installment, within ten (10) days after the date the same is due and payable, a late charge by way of damages shall be immediately due and payable. Borrower and Co-Makers recognize that default by Borrower and Co-Makers in making the payments herein agreed to be paid when due will result in the holder incurring additional expense in servicing the Loan, in loss to the holder of the use of the money due and in frustration to the holder in meeting its other financial and loan commitments. Borrower and Co-Makers agree that, if for any reason Borrower and Co-Maker fail to pay the amounts due under this Note within ten (10) days after the date the same is due and payable, the holder hereof shall be entitled to damages for the detriment caused thereby, and that it is extremely difficult and impractical to ascertain the extent of such damages. Borrower and Co-Makers therefore agree that a sum equal to four percent (4%) of each payment which becomes delinquent is a reasonable estimate of said damages to the holder of this Note, which sum Borrower and Co-Makers agree to pay on demand.

         9. Remedies Cumulative. The rights or remedies of the Bank as provided in this Note and any instrument securing payment of this Note shall be cumulative and concurrent and may be pursued singly, successively, or together against the Borrower and Co-Makers, the real property described in the Loan


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

Documents, and any other funds, property or security held by Bank for the payment hereof or otherwise at the sole discretion of the Bank. The failure to exercise any such right or remedy shall in no event be construed as a waiver or release of such rights or remedies or the right to exercise them at any later time.

         10. Forbearance. Any forbearance of Bank in exercising any right or remedy hereunder or under the Loan Documents, or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any right or remedy. The acceptance by Bank of payment of any sum payable hereunder after the due date of such payment shall not be a waiver of Bank's right to either require prompt payment when due of all other sums payable hereunder or to declare a default for failure to make prompt payment. Bank shall at all times have the right to proceed against any portion of the security held herefor in such order and in such manner as Bank may deem fit, without waiving any rights with respect to any other security. No delay or omission on the part of Bank in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note.

         11. Right of Setoff. In addition to all liens upon, and the rights of setoff against, the monies, securities and other property of Borrower or any Co-Maker given to the Bank, the Bank shall have a lien upon, and a right of setoff against, all monies, securities and other property of Borrower, any Co-Maker, now or hereafter in the possession of the Bank, whether for safekeeping or otherwise. In the event of a default under this Note, the Bank shall have the right to take amounts due from any deposit balances Borrower or any Co-Maker has with the Bank, regardless of any penalty that may apply when the Bank exercises such right, and apply such amounts for the outstanding balance of amounts due under this Note.

         12. Application of Payments. All payments made on this Note shall be applied first to any collection costs the Bank may have incurred by procuring Borrower's performance hereunder, then to payment of the interest then accrued and due on the unpaid principal balance of this Note, then to any other sums due to the Bank under the Loan Documents, then to the Prepayment Premium, if applicable, and the remainder of all such payments shall be applied to the reduction of the unpaid principal.

         13. Waivers. Borrower and any sureties, guarantors and endorsers and Co-Makers (severally each called a "Surety") waive presentment, protest and demand, notice of protest, demand and of dishonor and non-payment of this Note, and expressly agree that this Note, or any payment hereunder, may be extended from time to time without in any way affecting the liability of the Borrower and each Surety hereof. Borrower and any Surety further agree that at any time and from time to time without notice the terms of payment herein may be modified or the security described in the Loan Documents released in whole or in part, or increased, changed or exchanged by agreement between the Bank and any owner of the property affected by said Loan Documents without in anywise affecting the liability of any party to this instrument or any person liable or to become liable with respect to any indebtedness evidenced hereby.

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

         In addition,  Borrower and each Surety waives and agrees not to assert:
(a) any right to require holder to proceed against Borrower or any other Surety, to proceed against or exhaust any security for the Note, to pursue any other remedy available to Bank, or to pursue any remedy in any particular order or manner; (b) the benefit of any statute of limitations affecting its liability hereunder or the enforcement hereof; (c) the benefits of any legal or equitable doctrine or principle of marshalling; (d) notice of the existence, creation or incurring of new or additional indebtedness of Borrower to Bank; (e) the benefits of any statutory provision limiting the liability of a surety, to the extent applicable; (f) any defense arising by reason of any disability or other defense of Borrower or by reason of the cessation from any cause whatsoever (other than payment in full) of the liability of Borrower for payment of the Note; and (g) the benefits of any statutory provision limiting the right of Bank to recover a deficiency judgment, or to otherwise proceed against any person or entity obligated for payment of the Note, after any foreclosure or trustee's sale of any security for the Note. Until payment in full of the Note, no Surety shall have any right of subrogation and each hereby waives any right to enforce any remedy which Bank now has, or may hereafter have, against Borrower or any other Surety, and waives any benefit of, and any right to participate in, any security now or hereafter held by Bank.

         14. Usury. In the event the interest provisions hereof or any exactions provided for herein or in the Loan Documents or any other instrument securing this Note shall result, because of any reduction of principal, or for any reason at any time during the life of this Loan, in any effective rate of interest which, for any month, transcends the limit of the usury or any other law applicable to the Loan, all sums in excess of those lawfully collectible as interest for the period in question shall, without further agreement or notice between or by any party hereto, be applied upon principal immediately upon receipt of such moneys by Bank, with the same force and effect as though the payor had specifically designated such extra sums to be so applied to principal and Bank had agreed to accept such extra payment as a premium-free prepayment. In no event shall any agreed to or actual exaction as consideration for this Loan transcend the limits imposed or provided by the laws applicable to this transaction or the Borrower hereof in the jurisdiction in which the Property is located for the use or detention of money or for forbearance in seeking its collection.

         15. Loan Documents. This Note is executed by Borrower and Co-Makers in connection with that certain Line of Credit Agreement between Borrower, Co-Makers and Bank dated as of the date hereof (the "Line of Credit Agreement"), and this Note is secured by, among other things, (a) a Deed of Trust, Security Agreement, Financing Statement and Assignment of Rents and Revenues ("Arizona Deed of Trust") dated as of the date hereof, on real estate situated in the County of Maricopa, Arizona, and (b) a Mortgage, Security Agreement, Financing Statement and Absolute Assignment of Rents and Revenues ("Florida Mortgage") dated as of the date hereof, on real estate situated in the County of St. Lucie, Florida, and other documents and instruments evidencing and securing repayment of the Loan (collectively, the "Loan Documents"). The Arizona Deed of Trust and the Florida Mortgage are collectively called the "Deed of Trust." The Line of Credit Agreement and the Deed of Trust contain provisions for the acceleration of the maturity of this Note. In the event of any conflict between any provision


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

of the Line of Credit Agreement and any provisions of this Note, the provision of the Line of Credit Agreement shall control.

         16. Preferential Payment. Borrower and each Co-Maker agree that to the extent Borrower or any Surety makes any payment to Bank in connection with the indebtedness evidenced by this Note, and all or any part of such payment is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid by Bank or paid over to a trustee, receiver or any other entity, whether under any bankruptcy act or otherwise (any such payment is hereinafter referred to as a "Preferential Payment"), then the indebtedness of Borrower and Co-Makers under this Note shall continue or shall be reinstated, as the case may be, and, to the extent of such payment or repayment by Bank, the indebtedness evidenced by this Note or part thereof intended to be satisfied by such Preferential Payment shall be revived and continued in full force and effect as if said Preferential Payment had not been made.

         17. Governing Law; Jurisdiction. This Note is to be governed according to the laws of Colorado, without giving effect to principles of conflict. Without limiting the right of the Bank to bring any action or proceeding against Borrower or any Surety or against any property of Borrower or any Surety (an "Action") arising out of or relating to this Note or any indebtedness evidenced hereby in the courts of other jurisdictions, Borrower and each Surety hereby irrevocably submit to the jurisdiction, process and venue of any Colorado State or Federal court sitting in Denver, Colorado, and hereby irrevocably agree that any Action may be heard and determined in such Colorado State court or in such Federal court. Borrower and all Sureties each hereby irrevocably waives, to the fullest extent it may effectively do so, the defenses of lack of jurisdiction over any person, inconvenient forum or improper venue, to the maintenance of any Action in any jurisdiction.

         18. Joint and Several Obligations. If there shall be more than one maker of this Note, the obligations of each maker under this Note are joint and several. The obligations of each maker are independent of the obligations of each of the other makers or any guarantor who has executed and delivered a guarantee. Release of one or more of the makers shall not impair or diminish the liability of any remaining maker, except to the extent of monies actually received by Bank from the released maker as a consequence of such release. Each maker waives any rights the maker might otherwise have under C.R.S. Sections 13-50-102 or 13-50-103 (or under any corresponding future statute or rule of law in any jurisdiction) by reason of any release of fewer than all of the makers, all in such manner and upon such terms as the Bank may deem proper, and without notice to or further assent from the makers, and all without affecting the obligations of the makers hereunder. In the event of any default thereunder, a separate action or actions may be brought and prosecuted against any of the makers, whether or not a maker is joined therein or a separate action or actions are brought against any of the other makers. Bank may maintain successive actions for other defaults. The Bank's rights hereunder shall not be exhausted by its exercise of any of its rights and remedies or by any such action or by any number of successive actions until and unless the Obligations have been paid and fully performed.

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

         19. Binding Effect. This Note shall be binding upon Borrower, each Co-Maker and its successors and assigns and shall inure to the benefit of Bank, and any subsequent holders of this Note, and their successors and assigns.

         20. Notice. All notices required or permitted in connection with this Note shall be given at the place and in the manner provided in the Line of Credit Agreement for the giving of notices.

         21. Attorneys' Fees. Borrower and Co-Makers further promise to pay all reasonable attorneys' fees incurred by the Bank in connection with any Default hereunder and in any proceeding brought to enforce any of the provisions of this Note.

         22. Interpretation and Incorporation. As used in this Note, the term "Bank," shall include each subsequent transferee and/or owner of this Note, whether taking by endorsement or otherwise. As used in this Note, the word "include(s)" means "include(s), without limitation," and the word "including" means "including, but not limited to."

         23. Waiver of Jury Trial. Borrower and Co-Makers, and by acceptance of this Note, Bank hereby irrevocably waive, to the fullest extent permitted by law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Note, the Line of Credit Agreement, the other Loan Documents or the transactions contemplated thereby.

         IN WITNESS WHEREOF, has duly executed this Note as of the day and year first above written.

                                    BORROWER:

                                    ASSET INVESTORS OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

                                    By:  ASSET INVESTORS CORPORATION,
                                         a Delaware corporation, General Partner


                                         By:  /s/David M. Becker
                                             --------------------------------
                                               David M. Becker
                                               Chief Financial Officer



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



                                  CO-MAKERS:

                                  COMMUNITY SAVANNA CLUB JOINT VENTURE, a
                                  Delaware general partnership

                                  By: AIOP FLORIDA PROPERTIES I, L.L.C.,
                                      a Delaware limited liability company,
                                      Managing General Partner

                                      By: ASSET INVESTORS OPERATING PARTNERSHIP,
                                          L.P., a Delaware limited partnership,
                                          Sole Member and Manager

                                          By: ASSET INVESTORS
                                              CORPORATION, a Delaware
                                              corporation, General Partner


                                              By:     /s/David M. Becker
                                                 ------------------------------
                                                   David M. Becker
                                                   Chief Financial Officer

                                  AIOP LOST DUTCHMAN NOTES, L.L.C., a Delaware limited liability company

                                  By: ASSET INVESTORS OPERATING PARTNERSHIP,
                                      L.P., a Delaware limited partnership,
                                      Sole Member and Manager

                                      By: ASSET INVESTORS CORPORATION, a
                                          Delaware corporation, General
                                          Partner


                                          By: /s/David M. Becker
                                              -------------------------
                                                David M. Becker
                                                Chief Financial Officer



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